SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 4, 2003

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                  DELAWARE                               0-19410
        (State or Other Jurisdiction           (Commission File Number)
              of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

         Point Therapeutics, Inc. issued a press release on September 4, 2003 which announced that the Annual Meeting of Shareholders will be held on September 18, 2003.

         A copy of the press release dated September 4, 2003 is being filed as
         Exhibit 99.1 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         99.1 - Press release issued by Point Therapeutics, Inc., dated September 4, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


September 5, 2003                          By:/s/ Donald R. Kiepert, Jr.
                                          -------------------------
                                  Name:   Donald R. Kiepert, Jr.
                                  Title:  President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     -----------
99.1        Press release issued by Point Therapeutics, Inc., dated September 4,
            2003 which announced that the Annual Meeting of Shareholders will be held on September 18, 2003.